September 2011
Continued Market Leadership
through Execution and Innovation
Investor Presentation
© 2011 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
Exhibit 99.1

Forward-looking statements
Use of non-GAAP financial measures
Use of material contained herein
Pre-Spin financial information
This presentation may include certain Non-GAAP (generally accepted accounting principles) financial measures in describing Broadridge’s performance. Management believes that such Non-GAAP measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results.  These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to and not a substitute for the measures of financial performance prepared in accordance with GAAP. The reconciliations of such measures to the comparable GAAP figures are included in this presentation.
The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.
Financial information presented for periods prior to the March 30, 2007 spin-off of Broadridge from Automatic Data Processing, Inc. (“ADP”)
represents the operations of the brokerage services business which were operated as part of ADP.  Broadridge’s financial results for periods before the spin-off from ADP may not be indicative of our future performance and do not necessarily reflect what our results would have been had Broadridge operated as a separate, stand-alone entity during the periods presented, including changes in our operations and capitalization as a result of the spin-off from ADP.
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements that are not historical in nature, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.  In particular, information appearing in the “Fiscal Year 2012 Financial Guidance” section and statements about our future financial performance are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2011 (the “2011 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange
Commission.  All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2011 Annual Report.  These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s sevices with favorable pricing terms; changes in laws and regulations affecting the investor communication services provided by Broadridge; declines in participation and activity in the securities markets;
overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service;
any significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions.  Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

2 Broadridge Overview

Broadridge is a strong, resilient business
with significant growth potential
History of market leadership
– Proven ability to address increasingly complex customer needs through technology
– Innovation and thought leader in industry for >40 years
Strong position in large and attractive markets
– Leader in investor communications and securities processing
– Resilient through crisis due to mission-critical nature of services
– Deeply respected by industry and regulators
– Ample room for expansion into naturally adjacent markets
Excellent team
– Results-driven and deeply experienced management team aligned with shareholders
– Highly engaged associates—one of the best large companies to work for in NY
1.   As recognized by the NY Society of Human Resources in 2008-2011
1

Consistent shareholder returns through
careful capital stewardship
Strong expected Total Shareholder Return (TSR) over next three years through a balanced return model with low risk to investors
– Mid-to-high single-digit revenue growth in current and adjacent markets
– Mid single-digit margin expansion by leveraging scale
– Continued commitment to return cash to shareholders
Shareholder-focused use of cash
– High-return internal investments to maintain our commitment to the
Service Profit Chain
– Carefully-targeted, tuck-in acquisitions to address emerging customer needs
– Decisive, and timely, divestitures when necessary
– Excess capital routinely returned to shareholders (>$700M since spin)
Delivered TSR greater than S&P 500 since spin-off

We have led the industry in shareholder value
creation through challenging times
DST
Systems
-9.4
SEI Invest-
ments
-6.3
Fidelity
National
-5.4
Computer-
share
1
-0.4
Fiserv
3.6
Broad-
ridge
6.2
Jack
Henry
10.4
Annual TSR %, FY 2007–11
S&P 500
1.2%
Broadridge delivered strong shareholder value
through the financial crisis
1. TSR for Computershare is shown in US Dollars. TSR in Australian Dollars over this period was 7.5%
Note: Peer group based on composite of Financial Processing & Outsourcing and Investment Services, Software and
Technology companies with market capitalization >$1B from BAML Financial Technology Sector Analysis. Peer group excludes companies that do not compete with Broadridge.

ProxyEdge®

THE BLACK BOOK OF OUTSOURCING

Matrix Financial Solutions

City Networks

AccessData

NewRiver

Broadridge

Our market position is differentiated and
sustainable
Revenue growth
Investor Communication Services
$B
2.4
2.0
1.4
2011 2005
Growth through
crisis and recession
•
Proxy services for >85%
of outstanding
shares in US
•
Processed >600 billion shares in 2011
•
Used by >4,000 institutional investors
globally
•
Eliminates >50%
of physical mailings
• 100K votes through mobile apps in first
two months since launch
New businesses
Tuck-in acquisitions and
partnerships within clear and
strict guardrails
Broadridge is well positioned to accelerate growth
and continue driving significant free cash flow
5% CAGR
Securities Processing Services
Ranked #1
Brokerage Service
Outsourcing
Provider (2010)
Enable
clients to
process in
>50 countries
Processes
>$4 trillion
in FI trades
per day

Investor Communication
Services
Securities Processing
Services
We are the leader in several markets
Market Rank
1
Bank/Broker-Dealer
Regulatory
Communications
Broker-Dealer
Transactional
Communications
Corporate Issuer
Regulatory
Communications
Mutual Fund Proxy
Mail and Tabulation
Market Rank
1
US Brokerage
Processing
US Fixed Income
Processing
Canadian Brokerage
Processing
#1
#1
#1
#1
#1
#1
#1
1. Rank by market share

RBC Financial Group
E*TRADE
JPMorgan
State Street
Barclays Capital
AllianceBernstein
Deutsche Bank
BNP Paribas
Merrill Lynch
UBS
charles SCHWAB
Scotia Capital

Broadridge

8 Our vision is clear Leading provider of investor communications and technology-driven solutions to broker-dealers, mutual funds, and corporate issuers globally

We are building a strong future
Small-cap financial services
outsourcing company with a strong
position serving U.S. brokerage
industry
Leading provider of investor
communications and technology-driven
solutions to broker-dealers, mutual
funds, and corporate issuers globally
Indispensible industry communication
and transaction hub expanding
selectively into natural adjacencies
Leading global middle- and back-office
solutions provider
Great core ICS business
Scalable trade processing business
Shareholder value focus with
commitment to reduce debt
Proven shareholder value focus with
strong return of cash and targeted
growth investments
Our history Our future
Continued strong financial discipline

Broadridge's investment thesis
ICS is a highly defensible, scalable business with new growth opportunities
SPS is a market share leader in mission-critical services with high client retention and emerging growth opportunities
Industry trends becoming tailwinds instead of headwinds
Broadridge is an emerging growth story with mid-to-high single digit revenue growth and expanding margins over the next several years
Results-driven, deeply-experienced management and associate team aligned with shareholders and focused on delivering TSR through the
Service Profit Chain
Strong free cash flow generation

11 Strategy Overview

Mutual Fund—Core
Retirement processing
Data aggregation
Marketing communications
Proxy/solicitation
Large and attractive markets – Investor
Communications (ICS) is a $10B+ market
BBD—Emerging products
Global proxy and communications
Tax reporting and outsourcing
Security class actions
Advisor services
Bank/Broker-Dealer (BBD)—Core
Regulatory communications
(proxy, interims, etc.)
Customer communications
(transaction statements, etc.)
Total addressable market $10B+ fee revenue
Issuer
Transfer agency
Shareholder analytics
Investor communications
BBD—Natural adjacencies
Enterprise archiving
On-boarding
International tax reclaim
$1.3B
$0.9B
$2.0B
$3.0B
$1.8B
$1.7B
Mutual Fund—Natural adjacencies
Transaction reporting
Imaging and workflow, etc.
Sources: BCG, Bain, Patpatia, Broadridge estimates

Sources: Tower Group, Chartis, Aite, IM2, Broadridge internal estimates
Technology and Operations (SPS) adds
~$14B to our addressable market
Securities and investment firms’ overall technology and operations spend is over $100 billion and growing at 5%
$1.2B
$2.8B
~$5.0B
Adjacent markets
Middle-office
Buy-side services
Derivatives processing
Fixed Income market
data and analytics
~$5.2B
North American BPO
Middle- and back-office
Data center services
Select corporate functions
US Brokerage Processing
Core equities and fixed income
Global Processing
Core equities and fixed income
Global BPO
Reconciliations
Total addressable market ~ $14B fee revenue

Favorable macro trends
Industry trends Implications for Broadridge
Increasingly strict requirements are creating
new demand for our services
Broadridge’s content, connectivity, and unique
channels create new competitive advantages
Will drive higher margins over time
Broadridge participates in markets with strong
underlying growth many times that of GDP
Financial innovation creates new client needs
Similarly, increasing complexity increases need
for our services as clients focus on core
activities
Broadridge’s unique global platform increases
our competitive differentiation and positions us
to meet new client needs
Regulatory change
Move to e-delivery
Asset, trading, and stock
record growth
Increasing complexity
and innovation
Globalization

Our strategy is to leverage our market role
to expand our client relationships
Reinforce role as the industry thought leader to lead e-transition
Drive growth in adjacent markets through new organic or
acquired solutions
Grow core
Bank/Broker-Dealer
Communications
Build leading data-
driven Mutual Fund
Solutions Provider
Leverage unique data hub position and leading role in the
BBD market
Grow retirement trade processing, data aggregation, marketing communication and proxy/solicitation services
Grow Issuer
Solutions
Capitalize on position in beneficial processing to expand direct relationship with issuers
Expand registered proxy, transfer agency, and enhanced
Issuer services
Grow Global
Technology and
Operations
Solutions
Leverage market-leading global platform to expand current
relationships and enter new adjacencies
Grow global processing and BPO businesses; selectively
pursue other adjacencies
Multiple ways to win

16 Investor Communication Solutions (ICS)

PROXY & INTERIMS PROCESSING OVERVIEW
"THE PLUMBING"

Equity and Mutual Fund Shareholders
Street-side Processing
Registered Processing
BROADRIDGE
Proxy Processing System
Over 8 million lines of code and approximately 500,000 function points
Supported by 150+ dedicated programmers
Broker/Bank 1
Broker/Bank 2
Broker/Bank 3
Broker/Bank 4
Broker/Bank 5
Broker/Bank 6
Broker/Bank 7
Broker/Bank 8
Broker/Bank 9
≈ Brokers/Banks 800+ (1)
Managing ≈ 350M active positions (2)
Majority of all shares are held in street-side
Issuer 1 / Fund 1
Issuer 2 / Fund 2
Issuer 3 / Fund 3
Issuer 4 / Fund 4
Issuer 5 / Fund 5
Issuer 6 / Fund 6
Issuer 7 / Fund 7
Issuer 8 / Fund 8
Issuer 9 / Fund 9
≈ Issuers 10,000+ (3)
≈ Funds 700+ (4)
Broadridge manages >1,600 Corporate Issuers
Broadridge processes on average 86% of U.S. shares outstanding
Data Hub and Platform
Shareholder Preferences Database
Over 40% of accounts require special processing
Shareholder Consent Database
Proxy Distribution
Electronic or Physical Delivery
> 60% of Hard Copy Mailings Eliminated via E-Delivery and Suppressions
86% of Shares Voted Electronically
Vote Processing
Electronic or Physical Vote Return
ANNUAL CORPORATE ISSUER AND MUTUAL FUND EVENTS
Approximately 12,000 Events Per Year
(Annual Corporate Issuer Shareholder Meetings and Mutual Fund Proxy Meetings)

Broadridge

ICS Unique Business Systems Processing Model
Proxy and Interim processing system is the “plumbing” supporting the voting process for corporate governance
(1) Represents Broadridge’s estimated total number of brokerage firms and banks in the U.S. and international markets
(2) Represents Broadridge’s estimated total number of positions managed by U.S. brokers and banks
(3) Represents Broadridge’s estimated total number of corporate issuers in the U.S.
(4) Represents total number of Fund Sponsors in the U.S. who manage over 16,000 funds including Mutual Funds, Closed-end Funds, ETFs and UITs, according to the Investment Company Institute’s 2009 Investment Company Year Book

ICS Product and Client Revenue Overview
We have a strong and diverse product
offering…
ICS is highly resilient due to our deep customer relationships with our
Bank/Broker-Dealer clients
…and we have deep and longstanding
client relationships
Increase in electronic
distribution reduces postage
revenue and increases profits
FY11 Product Revenues
FY11 Client Revenues
Bank/Broker-
Dealer
$1,310M (84%)
Mutual Fund
$169M (11%)
Corporate
$80M (5%)
Other
$103M (7%)
Fulfillment
$117M (8%)
Transaction
Reporting
$156M (10%)
Interims
$146M (9%)
Proxy
$334M (21%)
Issuer
Distribution
$704M (45%)
Primarily
Postage

19 ICS- Bank/Broker-Dealer Communications

Regulatory communications
– Beneficial proxy, interims, etc.
for equities
– Beneficial mutual fund compliance
communications
Customer communications
– Transaction statements, trade
confirmations and other reporting
Global and emerging products
– Advisor services
– Global proxy and communications
– Tax reporting and outsourcing
– Securities class actions, etc.
What we do
Communications
sent to >110M
accounts
Over 4,000
institutional
investors use our
platform globally
~182M email
deliveries for proxy
and interims
Process ~85%
shares in US
Clear market leader
in global proxy

Our unique competitive advantage
Strong market position—indispensible data hub connecting Bank and Broker–Dealers
(BBDs) to thousands of issuers/mutual funds and 100+ million shareholders
Thought leadership leading to numerous innovations
– First/only certified voting results
– First e-delivery, phone voting, web voting, mobile platform, etc.
Proprietary systems, network and databases
– ProxyEdge® – institutional voting and record keeping platform
– Preference and consent database
Established relationships with majority of BBDs
Unmatched scale
Proven service quality with highest-level data security (ISO 27001)
High degree of transparency—we have engaged industry community to serve as our
Steering Committee since 1993

22 ICS- Mutual Fund Solutions

Mutual Fund trade
processing in the defined
contribution/trust space
(Matrix)
Data aggregation and
analytics (Access Data)
Marketing/Regulatory
communications including
content (NewRiver)
Registered proxy and
solicitation
What we do
Service
relationships with
every mutual fund
Market intelligence
for 90% of ETF
assets
Leading
independent
defined-contribution
trade processor
Leading marketing
communication
provider to 401(k)
administrators
~ 50% share of
Registered Mutual
Fund proxy market
Leading electronic
database for mutual
fund prospectuses

Our unique competitive advantage
Long-standing relationships across industry
Serve every mutual fund and majority of bank/broker-dealers
Unique data capabilities
Proprietary platform to allow mutual funds to understand their clients
Innovative business applications that address unique industry issues such as compliance and distribution payments
Largest electronic repository for mutual fund compliance data
Industry-leading ICS products with unmatched scale
Leverage to create cost-effective products for mutual funds
Leading positions in several niche markets
Defined contribution trade processing
Data aggregation and analytics
Electronic mutual fund prospectuses
401(k) marketing communications
—
—
—
—
—
—
—
—
—

25 ICS- Corporate Issuer Solutions

Beneficial proxy service
Registered shareholder
communications
– Registered proxy
– Interim communications
Transfer agency (TA)
– Stock share registry,
ownership transfers,
dividend calculation, etc.
Enhanced issuer solutions
– Shareholder analytics
– Virtual shareholder meetings
– Shareholder forums
– Global services
What we do
Service
relationships with
>6,000 issuers
Direct relationships
with 45% Fortune
500 companies
Notice & Access
analytics for over
1,500 issuers
Adding one
Transfer Agency
client per week
Over 30
Shareholder Forums/
Virtual Annual
Meetings

Our unique competitive advantage
Market Position
– only full service provider of shareholder
communications to all shareholders
Relationships
– relationships with and connectivity to virtually every
US broker–dealer create a unique network that facilitates shareholder communications and intelligence
Unmatched Scale
– able to leverage one billion plus shareholder
communications annually as well as record-keeping, corporate actions and other shareholder account servicing for about 40 million brokerage accounts
Unmatched Data
– unique dataset of investors and positions allows
Issuers to most effectively reach their shareholders
Thought Leadership
– unmatched expertise to innovate the proxy
process and guide Issuers through a complex regulatory environment

28 Global Technology and operations Solutions (SPS)

M
A
R
K
E
T
S
H
A
R
E
FY11 Product Revenues
Securities Processing North America Market Share
Overview
Equity Processing Client Volume
Broadridge
~30%
Competitors
~20%
In-house
~50%
Broadridge
~6%
Untapped
Market
~94%
(>$1 Billion)
In-house
~43%
Competitors
~2%
Broadridge
~55%
Fixed Income (US$ only) Client Volume
Operations Outsourcing
Equity
(~75%)
Transactions, $239M
Non-transactions, $211M
Fixed Income
(~15%)
Transactions, $56M
Non-transactions, $30M
Outsourcing
(~10%)
$58M
1
1. All market share information is based on management’s estimates and is part of much larger market. No attempt has been made to size such market

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Broadridge

SPS Top 15 Clients for FY11
SPS client relationships are stable in volatile
market
Note: The above schedule is an alphabetical listing of the top 15 SPS clients based on revenues as of June 30, 2011.
Top Equity Processing Fixed Income
Clients Retail Institutional Processing Outsourcing
Alliance Bernstein
Bank of America/Merrill Lynch
Barclays Capital Services
BMO Nesbitt Burns
CIBC World Markets
Deutsche Bank
E*Trade Group
Edward Jones
Jefferies & Company
JP Morgan Chase
Mizuho Securities USA
Penson
Royal Bank of Canada
Scotia Capital
UBS Securities

Investor
account set
up on system
Investor initiates
order to buy
securities
Confirmation of
all trade details
produced for
investor and
selling broker
Securities are
received in
depository from
selling broker and
paid for
Dividends/interest is
collected from
company and
deposited into
Investors account on
an ongoing basis
Broadridge processing behind the scenes
Front office Middle office Back office
Order sent to
proper exchange
Securities are
bought by broker
on exchange and
price is sent back
to investor
Cash is received
from investor
and deposited in
bank account
Statements are
produced and sent
to investor on an
ongoing basis
Back office staff
monitors and
reconciles valuations,
custody of securities,
bank accounts,
dividends and other
corporate actions on
an ongoing basis
Tax reports are sent
to investor and tax
authorities on an
ongoing basis
Broadridge simplifies complex processes
Client
Set-up
Transaction
Capture/
Execution
Validation &
Confirmation
Clearing and
Settlement
Asset Servicing

Best-of-breed securities processing
solutions
– Leading global platform
– Broad asset class coverage
Broad suite of add-on or point
solutions
– Desk top applications used by brokers
and traders
– Workflow and reconciliation
applications
– Data aggregation and warehousing
tools
Industry-leading global business
process outsourcing (BPO) solutions
Ongoing record of innovation and
thought leadership
What we do
Industry standard
for fixed income
processing, >$4
trillion trades daily
Unique solution for
global processing
Serve 13 of 20
fixed income US
primary dealers
On average
processing >1.5
million equity
trades per day
Ranked #1 brokerage
processing services
in 2008, 2009 & 2010

Our unique competitive advantage
Unique global technology platform provides processing access to over 50 countries
Breadth of asset classes on single “platform”
Leading market position and scale
Flexible business model that can be tailored to unique
client needs
Trusted brand

34 Financial Overview

Total Shareholder Return
6–9%
revenue
growth
Financial strategy
Portfolio
Operational
excellence
Drive organic growth
in current markets
Exploit adjacent
market opportunities
Leverage economies
of scale
Further optimize
infrastructure
Generate strong FCF
enabled by high ROIC
Continue returning
large share of FCF to
shareholders
Margin
expansion
from 13% to
17–19%
We plan to deliver strong Total
Shareholder Return (TSR) through FY14
35% payout
that currently
yields 2–3%,
plus buybacks

Since spin-off, we have focused on the
drivers of TSR
In last four years we have strengthened our position,
restructured our portfolio and returned significant cash
1. Adjusted Debt-to-EBITDAR ratio calculated as (Debt + 5x Rent Expense) / (EBITDA + Rent Expense)
1
3
2
TSR driver Key actions
Portfolio
Drive profitable growth
Spending >$300M annually on technology
Introduced >20 new products since spin-off
Made several strategic acquisitions
Divested Ridge and pruned underperforming products
Operational
excellence
Improve margins by leveraging scale
Migrating data center from ADP to IBM
Smart-shoring – 20% of associates now in India
Strict financial controls
Financial
strategy
Generate strong cash flow for our shareholders
Paid down debt to 1:1 Adjusted Debt/EBITDAR within 18 months of spin
Doubled dividend in 2010, increased by further 7% in 2011
(current payout ratio 35%)
Repurchased 24M shares since spin, with additional 8M available for repurchase

Our future is bright, even assuming weak
market environment continues
Grow revenue by 6–9%
Increase EBIT margins
from ~13% to 17-19%
Continue shareholder-
friendly use of cash
Strong TSR
Well-positioned for high single digit revenue growth
Continue to deliver strong TSR
Next
three
years
(FY11–
FY14)
FY15+
Careful capital stewardship to deliver strong TSR
FY14 estimate
2.6–2.9
1.9-2.1
0.7-0.8
FY11
2.2
1.6
0.6
ICS SPS
Revenue ($B)
6–9% CAGR

~$200-300M
~$70-130M
~$2,200M
FY11
~$70–130M
FY14
estimate incl.
event-driven
~$2,600–2,900M
Event-driven
FY14
estimate
~$70M
~$2,500–2,800M
Potential upside
+1–2%
=5–8%
+3–4%
+1–2%
CAGR
+~1% =6–9%
Recurring revenue
Return of
mutual fund
activity
should provide
additional
opportunity
Note: New closed sales offset by increased e-deliveries. Numbers may not add up due to rounding.
Total expected annual growth of
5–8% through FY14 from recurring
Market
growth
Net new
business
Tuck-in
acquisitions

13.1%
Key initiatives
17.6-18.9%
Event-driven
250–280bps
FY14
estimate
(recurring)
90–150bps
FY14
estimate
(recurring +
key initiatives)
13.9–14.9%
Economies
of scale
(core plus
acquisitions)
80–180bps
FY11
(Non-GAAP)
16.7–17.4%
=9–10% +6%
+2–3%
3–4%
=11–13%
CAGR
FY14 estimate
(recurring +
key initiatives
+ event-driven)
Total EBIT margin improvement of
~400bps by FY14 before event-driven
Return of
mutual fund
activity
should provide
additional
opportunity

By FY14 cash generation planned to expand
to $270-315M, plus $20–40M event-driven
$290-355M
Event-driven
$20–40M
FY14
FCF estimate
(Non-GAAP)
$270-315M
Core
operations
(recurring
revenue)
$82-127M
Key
initiatives and
restructuring
~$45M
FY11
FCF
(Non-GAAP)
~$143M
FY14 FCF
estimate (Non-
GAAP) incl.
event-driven

Since spin-off, we have reduced “spin debt”
and returned capital
Use of cash FY07–11, $M
Focus on prudent capital stewardship
1. Gross buy-backs of $509 less proceeds from stock option exercises of $115
2. FY11 ending cash of $241 less beginning cash of $43
198
155
395
213
392
281
1,072
191 1,263
Change
in cash
Debt
reduction
Tuck-in
acquisi-
tions
Dividends Buy-
backs
Freed-up
capital
FCF
(Non-
GAAP)
Capex Cash flow
from
operations
(GAAP)
1
2

Our financial strategy is a key part of our
value creation strategy
35% dividend payout, but expect no less than 64 cents per
share
Organic growth with limited financial risk
– Avoid significant balance sheet risk
– Invest in projects delivering at least 20% IRR
Tuck-in acquisitions with clear growth profile and returns
– Accretive to growth, margins, and earnings
– >20% IRR in conservative business case
Long-term investment-grade debt rating
– Adjusted Debt/EBITDAR ratio target is 2:1
Excess cash used opportunistically to offset dilution and
reduce share count through buybacks
1. Adjusted Debt/EBITDAR ratio calculated as (Debt + 5x Rent Expense) / (EBITDA + Rent Expense)
1

43 Financial summary Clear focus on shareholder value – Driving all TSR levers – growth, margins and FCF Strong and disciplined capital stewardship Maintain healthy balance sheet

44 Appendix

Broadridge's TSR math through FY14
Top-quartile
TSR
17–22%
earnings
growth
2–3%
dividend yield,
plus buybacks
Free
cash flow
1-2%
tuck-in
acquisitions
3-4%
organic
growth
1-2%
market
growth
6-9%
revenue
growth
~1%
event-driven
growth
120-150bps
recurring margin
improvement
(3-4% CAGR)
250-280bps
margin improvement
from key initiatives
(~6% CAGR)
Tuck-in acquisitions
Organic investments
90-150bps
event-driven margin
improvement
(2-3% CAGR)
1. Based on BCG 2011 Investor Survey
8-12% earnings
growth from
recurring revenue
1

Revenue Growth Drivers
Historical CAGR Actual Forecast
(FY05-FY10)
FY11
FY12
6%
Total Revenue Growth
(2)%
8-10%
4%
Closed Sales (Recurring)
3% 4-5%
(2)%
Client Losses
(1)% (1)%
2%
Net New Business
2% 3-4%
3%
Internal Growth
(a)
1% 0-1%
0%
Acquisitions
4% ~2%
5% Total Recurring 7% 5-7%
1% Event-Driven
(b)
(6)% 0%
0%
Distribution
(c)
(4)% ~3%
0%
FX/Other
1% 0%
EBIT Margin
(Non-GAAP IBM)
13.1%
13.8-14.4%
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications Fulfillment
(c) Distribution include pass-through fees from Matrix

Revenues and Closed Sales FY05-FY12
($ in millions)
FY05-10 Forecast FY11-12
Recurring Fee Revenues FY05 FY06 FY07 FY08 FY09 FY10 CAGR FY11 FY12 Growth Rates
ICS 444 $          513 $          519 $           558 $          583 $           610 $         7% 650 $         $706-715 9-10%
Growth 16% 1% 8% 4% 5% 7%
SPS 459 $          458 $          509 $           515 $          537 $           513 $         2% 522 $         $543-556 4-6%
Growth 0% 11% 1% 4% -4% 2%
Segment Recurring Fee Revenues 903 $          971 $          1,028 $        1,073 $       1,120 $        1,123 $     4% 1,172 $     $1,249-1,271 7-8%
Growth 7% 6% 4% 4% 0% 4%
Acquisitions 0 $               18 $             28 $              28 $             33 $              45 $           NM* 141 $         ~$188 ~33%
Total Recurring Fee Revenues 903 $          988 $          1,056 $        1,101 $       1,153 $        1,168 $     5% 1,313 $     $1,435-1,461 9-11%
9% 7% 4% 5% 1% 12%
Event-Driven 128 $          153 $          203 $           200 $          180 $           257 $         15% 135 $         ~$140 ~4%
Growth 20% 33% -1% -10% 43% -47%
Distribution 649 $          730 $          821 $           808 $          757 $           781 $         4% 704 $         ~$765 ~9%
Growth 12% 12% -2% -6% 3% -10%
Other/FX (25) $           (19) $           (12) $            22 $             (17) $            4 $             NM* 14 $           ~$10 NM*
Total BR Revenues 1,656 $       1,853 $       2,068 $        2,131 $       2,072 $        2,209 $     6% 2,166 $     $2,347-2,377 8-10%
Growth 12% 12% 3% -3% 7% -2%
Recurring Closed Sales 77 $             92 $             63 $              82 $             95 $              119 $         9% 113 $         $110-150
Growth 19% -32% 30% 16% 25% -5%
*NM= Not Meaningful
($ in millions)
FY05-10 Forecast
Event-Driven Fee Revenues
(1)
FY05 FY06 FY07 FY08 FY09 FY10 CAGR FY11 FY12
Mutual Fund Proxy 51 $         61 $         79 $         92 $         55 $         150 $       24% 39 $         42 $
Mutual Fund Supplemental 39 $         43 $         51 $         49 $         58 $         48 $         4% 44 $         47 $
Contest/ Specials/ Other Communications 38 $         49 $         73 $         59 $         67 $         59 $         9% 52 $         51 $
Total Event-Driven Fee Revenues 128 $       153 $       203 $       200 $       180 $       257 $       15% 135 $       140 $
Growth 20% 33% -1% -10% 43% -47%
Recurring Distribution Revenues
(2)
496 $       562 $       593 $       580 $       567 $       564 $       3% 573 $       ~$615
Growth 13% 6% -2% -2% -1% 2%
ED Distribution Revenues
(2)
153 $       169 $       228 $       228 $       190 $       217 $       7% 131 $       ~$150
Growth 10% 35% 0% -17% 14% -39%
Total Distribution Revenues 649 $       730 $       821 $       808 $       757 $       781 $       4% 704 $       ~$765
Growth 12% 12% -2% -6% 3% -10%
(1) Includes reclassification of Pre-sale Fulfillment from event-driven revenues to recurring revenues.
(2) Includes reclassification of Pre-sale Fulfillment related distribution revenues and Matrix pass-through administrative services from event-driven revenues to recurring revenues.

Broadridge FY12 Guidance from Continuing
Operations
($ in millions)
FY11 FY12 Range FY11 FY12 Range
Actual Low High Actual Low High
$1,559 $1,707 $1,718 ICS $213 $254 $263
-7% 9% 10%
Growth %  /  Margin %
13.7% 14.9% 15.3%
$594 $631 $647 SPS $87 $99 $115
11% 6% 9%
Growth %  /  Margin %
14.7% 15.7% 17.7%
$2,153 $2,338 $2,365 Total Segments $301 $353 $377
-2% 9% 10%
Growth %  /  Margin %
14.0% 15.1% 16.0%
$0 $0 $0 Other
(a)
($25) ($36) ($43)
$14 $9 $12 FX
(b)
$9 $6 $8
$2,167 $2,347 $2,377
Total Broadridge (Non-GAAP IBM)
(a)
$285 $323 $343
-2% 8% 10%
Growth %  /  Margin %
13.1% 13.8% 14.4%
Interest & Other ($8) ($17) ($17)
Total EBT (Non-GAAP IBM)
(a)
$276 $306 $326
FY12 Range
Margin %
12.7% 13.0% 13.7%
Segments Low High
ICS $65 $85
Income Taxes ($100) ($113) ($120)
SPS $45 $65 Tax Rate
36.3% 37.0% 37.0%
Total $110 $150
Total Net Earnings (Non-GAAP IBM)
(a)
$176 $193 $205
Margin %
8.1% 8.2% 8.6%
IBM migration costs (net of Taxes)
(a)
($4) ($21) ($21)
Total Net Earnings (GAAP) $172 $172 $184
Margin %
7.9% 7.3% 7.8%
Diluted Shares 128 128 128
Diluted EPS (Non-GAAP IBM)
(a)
$1.37 $1.50 $1.60
Diluted EPS (GAAP) $1.34 $1.34 $1.44
(a) FY11 excludes the IBM migration costs of $6M, after-tax $4M, or $0.03 EPS impact.  FY12 Range Low & High excludes the estimated IBM migration costs of $33M, after-tax $21M, or $0.16 EPS impact.
(b)  Includes impact of FX P&L Margin and FX Transaction Activity
Recurring Closed Sales
Revenue Earnings

Cash Flow – FY11 Results and FY12 Forecast
(a) Guidance does not  take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million diluted weighted-average outstanding shares guidance.
(b) FY12 ranges includes an impact  of ~$(73) million due to IBM migration costs.  When added back to the FY12 ranges, free cash flow would be ~$225 million at the mid-point of its expected range.
Unaudited
(In millions)
Year Ended
June 2011 Low High
Free Cash Flow
(Non-GAAP)
:
Net earnings from continuing operations per GAAP 172 $                           172 $                  184 $
Depreciation and amortization (includes other LT assets) 72 95 100
Stock-based compensation expense 30 31 31
Other 5 (5) 5
Subtotal 279 293 320
Working capital changes (51) (30) -
Long-term assets & liabilities changes
Includes IBM Migration costs of $(6) and ~$(33) for FY11 and FY12, respectively (38) (55) (45)
Net cash flow (used in) provided by continuing operating activities 190 208 275
Cash Flows From Investing Activities
IBM / ITO data center investment   (7) (15) (10)
Penson - (20) (15)
Capital expenditures & software purchases (40) (65) (55)
Free cash flow
(b)
143 $                           108 $                  195 $
Cash Flows From Other Investing and Financing Activities
Acquisitions (294) - -
Stock repurchases net of options proceeds (174) - -
Proceeds from Short-term borrowing, net 200 - -
Dividends paid (75) (78) (78)
Other (includes Disc Ops) 28 (5) 5
Net change in cash and cash equivalents (172) 25 122
Cash and cash equivalents, at the beginning of year 413 242 242
Cash and cash equivalents, at the end of period 241 $                           267 $                  364 $
FY12 Range
(a)

Reconciliation of Non-GAAP to GAAP
Measures
Unaudited
(In millions)
Free Cash Flow Reconciliation
Year Ended
June 2011 Low High
Free Cash Flow
(Non-GAAP):
Net earnings from continuing operations (GAAP) 172 $                           172 $                  184 $
Depreciation and amortization (includes other LT assets) 72 95 100
Stock-based compensation expense 30 31 31
Other 5 (5) 5
Subtotal 279 293 320
Working capital changes (51) (30) -
Long-term assets & liabilities changes
Includes IBM Migration costs of $(6) and ~$(33) for FY11 and FY12, respectively (38) (55) (45)
Net cash flow (used in) provided by continuing operating activities 190 208 275
Cash Flows From Investing Activities
IBM / ITO data center investment   (7) (15) (10)
Penson (20) (15)
Capital expenditures & software purchases (40) (65) (55)
Free cash flow
(b)
143 $                           108 $                  195 $
FY12 Range (a)
EBIT Reconciliation 4Q10 4Q11 FY10 FY11 FY12 Range
($ in millions) Actual Actual Actual Actual Low High
EBIT (Non-GAAP / excluding IBM migration costs)
(a) & (b)
$185 $190 $352 $285 $323 $343
Margin %
24.6% 24.4% 15.9% 13.1% 13.8% 14.4%
Interest & Other ($2) ($2) ($10) ($8) ($17) ($17)
Total EBT (Non-GAAP / excluding IBM migration costs) $183 $188 $342 $276 $306 $326
Margin % 24.3% 24.2% 15.5% 12.7% 13.0% 13.7%
IBM migration costs - ($6) - ($6) ($33) ($33)
Total EBT (GAAP) $183 $181 $342 $270 $273 $293
Margin %
24.3% 23.3% 15.5% 12.4% 11.6% 12.3%
EPS Reconciliation 4Q10 4Q11 FY10 FY11 FY12 Range
Actual Actual Actual Actual Low High
Diluted EPS from continuing operations (GAAP) $0.84 $0.91 $1.62 $1.34 $1.34 $1.44
One-time recognition of a deferred tax asset - FY10 - - ($0.06) - - -
IBM migration costs - FY11 and FY12 - $0.03 - $0.03 $0.16 $0.16
Diluted EPS before One-Times (Non-GAAP) $0.84 $0.94 $1.56 $1.37 $1.50 $1.60
(a)
Includes impact of FX Transaction Activity
(b) 4Q11 & FY11 excludes the IBM migration costs of $6M, after-tax $4M, or $0.03 EPS impact.  FY12 Range Low & High excludes the IBM migration costs of ~$33M, after-tax ~$21M, or ~$0.16 EPS impact.
(c)  FY10 excludes the 1-Time Tax Credit of $8M, or $0.06 EPS impact.
(a)
Guidance does not  take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million diluted weighted-average outstanding shares guidance.
(b)
FY12 ranges includes an impact  of ~$(73) million due to IBM migration costs.  When added back to the FY12 ranges, free cash flow would be ~$225 million at the mid-point of its expected range.
-

ICS Key Segment Revenue Stats
$ in millions
RC= Recurring
ED= Event-Driven
Fee Revenues
FY09 FY10 FY11 Type
Proxy
Equities 272.5 $     276.5 $     279.5 $     RC
Stock Record Position Growth -2% -1% 0%
Pieces 288.0 293.2 283.8 2.50
Mutual Funds 55.0 $       149.7 $     39.0 $       ED
Pieces 73.5 204.2 51.4
Contests/Specials 26.9 $       20.6 $       15.0 $       ED
Pieces 30.8 26.0 15.8
Total Proxy 354.4 $     446.8 $     333.5 $
Total Pieces 392.3 523.4 351.0
Notice and Access Opt-in % 50% 54% 58%
Suppression % 50% 52% 53%
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 78.1 $       88.8 $       102.1 $     RC
Position Growth 3% 6% 9%
Pieces 440.5 476.0 525.3
Mutual Funds (Supplemental Prospectuses) & Other 58.0 $       47.8 $       44.0 $       ED
Pieces 349.6 266.2 253.2
Total  Interims 136.1 $     136.6 $     146.1 $
Total Pieces 790.1 742.2 778.5
Transaction
Transaction Reporting/Customer Communications 132.0 $     142.8 $     155.9 $     RC
Reporting
Fulfillment
Fulfillment
(1)
109.5 $     109.5 $     116.8 $     RC
Other
Other - Recurring
(2)
2.3 $        15.0 $       65.9 $       RC
Communications
Other - Event-Driven
(3)
39.9 $       38.3 $       37.0 $       ED
Total Other 42.2 $       53.3 $       102.9 $
Total Fee Revenues 774.2 $     889.0 $     855.2 $
Total Distribution Revenues
(4)
756.8 $     780.6 $     704.2 $
Total Revenues asreported - GAAP 1,531.0 $  1,669.6 $   1,559.4 $   FY12 Ranges
Low High
Total RC Fees 594.4 $     632.6 $     720.2 $     804 $     813 $
Total ED Fees 179.8 $     256.4 $     135.0 $     140 $     140 $
FY12 Ranges
Low High
Sales 1% 3% 2% 3% 4%
Losses 0% -1% 0% -1% -1%
Key
Net New Business 1% 2% 2% 2% 3%
Revenue
Internal growth 0% 0% 0% 1% 1%
Drivers
Recurring (Excluding Acquisitions) 1% 2% 2% 3% 4%
Acquisitions 0% 1% 3% 2% 2%
Total Recurring 1% 3% 5% 5% 6%
Event-Driven -1% 5% -7% 0% 0%
Distribution -3% 1% -5% 4% 4%
TOTAL -3% 9% -7% 9% 10%
(1) Consolidated Pre-sale and Post-sale Fulfillment and reclassified Pre-sale from event-driven to recurring revenues.
(2) Other Recurring Fee Revenue includes Matrix, NewRiver, StockTrans, Access Data, Forefield and Tax Reporting.
(3) Other event-driven includes 14.4M pieces for FY09, 10.5M pieces for FY10 and 8.3M pieces for FY11, primarily related to corporate actions.
(4) Total Distribution revenues primarily include pass-through revenues related to the physical mailing of Proxy and Interims, as well as Matrix administrative services.
Note: Certain prior period amounts have been reclassified to conform with current period presentation

SPS and Outsourcing Key Segment Revenue
Stats
$ in millions
All Revenues are Recurring
FY09 FY10 FY11
Equity
Transaction-Based Equity Trades 258.5 $    237.8 $    238.8 $
Internal Trade Growth 6% -2% 3%
Trade Volume (Average Trades per Day in '000) 1,602 1,542 1,572
Non-Transaction Other Equity Services 193.6 $    195.4 $    211.0 $
Total Equity 452.1 $    433.3 $    449.8 $
Fixed Income
Transaction-Based Fixed Income Trades 52.3 $      48.0 $      56.2 $
Internal Trade Growth 11% -6% 13%
Trade Volume (Average Trades per Day in '000) 287 283 324
Non-Transaction Other Fixed Income Services 29.4 $      29.5 $      29.9 $
Total Fixed Income 81.7 $      77.5 $      86.1 $
Outsourcing
Outsourcing 25.1 $      25.0 $      57.7 $
# of Clients
6 9 11
Total Net Revenue as reported - GAAP 558.9 $    535.9 $    593.6 $    FY12 Ranges
Low High
Sales 6% 6% 4% 5% 6%
Losses -4% -4% -3% -2% -2%
Key
Net New Business 2% 2% 1% 3% 4%
Revenue
Transaction & Non-transaction 5% -2% 3% 2% 3%
Drivers
Concessions -3% -4% -2% -2% -2%
Internal growth 2% -6% 1% 0% 1%
Acquisitions 1% 0% 9% 3% 4%
TOTAL 5% -4% 11% 6% 9%

Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time throughout the year.
Refers to the proxy services we provide in connection with stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., mergers and acquisitions in which the company being acquired is a public company and needs to solicit the approval of its stockholders).
Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing materials and other information not required to be distributed by regulation.
Mutual Funds (Supplemental Prospectuses) –
Refers to the services we provide investment companies in connection with information they are required by regulation to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosure.
Refers primarily to the printing and distribution of account statements, trade confirmations and tax reporting documents to account holders, including electronic delivery and archival services.
Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.
Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.
Refers to the services we provide in connection with the distribution of communications material not included in the above definitions such as non-objecting beneficial owner (NOBO) lists, and corporate actions such as mergers, acquisitions, and tender offer transactions.
Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management of the company which is separately distributed and tabulated from the company’s proxy materials.
Refers to the proxy services we provide for funds, classes or trusts of an investment company. Open-ended mutual funds are not required to have annual meetings. As a result, mutual fund proxy services provided to open-ended mutual funds are driven by a "triggering event." These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.
Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).
Equities –
Mutual Funds –
Contests –
Specials –
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) –
Transaction Reporting  –
Post-Sale Fulfillment –
Pre-Sale Fulfillment –
Other –
Other –
Proxy
Interims
Transaction Reporting
Fulfillment
Other Communications

Broadridge ICS Definitions